                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 15, 2000
        ----------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                              COSTILLA ENERGY, INC.
        ----------------------------------------------------------------
            (Exact name of registrant as specified in its character)

          Delaware                     0-21411                      75-265-8940
--------------------------------------------------------------------------------------------
(State or other jurisdiction)   (Commission File Number)   (IRS Employer Identification No.)

                          400 West Illinois, Suite 1000
                              Midland, Texas 79701
      -------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (915) 683-3902
      -------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
      -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On June 15, 2000, Costilla Energy, Inc. (the "Company") closed a sale of substantially all of its assets to Louis Dreyfus Natural Gas Corp. ("Dreyfus") for a gross purchase price of $133,250,000, subject to certain adjustments as provided in that certain Asset Purchase Agreement by and between the Company and Dreyfus dated April 20, 2000 (the "Asset Purchase Agreement"). A copy of the Asset Purchase Agreement is attached hereto as Exhibit 99.1. The sale, the Asset Purchase Agreement and the gross purchase price (as a modification to the Asset Purchase Agreement) were approved by the Bankruptcy Court in the Company's bankruptcy proceeding styled In re: Costilla Energy, Inc., Case No. 99-70653 in the United States Bankruptcy Court for the Western District of Texas, Midland Division, by Order entered June 9, 2000, a copy of which is attached hereto as Exhibit 99.2. The gross purchase price was determined by negotiation and a bidding process described in the Order. There are no material relationships between Dreyfus and the Company or any affiliate, director or officer (or associate thereof) of the Company.

              The Company issued a press release regarding the foregoing on June 15, 2000, a copy of which is attached hereto as Exhibit 99.3.

ITEM 7.       FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)   Exhibits

                    99.1 Asset Purchase Agreement by and between Costilla Energy, Inc. and Louis Dreyfus Natural Gas Corp. dated April 20, 2000
                    99.2     Order of the Bankruptcy Court entered June 9, 2000
                    99.3     Press Release issued June 15, 2000

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COSTILLA ENERGY, INC.


Dated:  June 20, 2000               By:  /s/ Bobby W. Page
                                       ----------------------------------------
                                       Bobby W. Page, Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


99.1 Asset Purchase Agreement by and between Costilla Energy, Inc. and Louis Dreyfus Natural Gas Corp. dated April 20, 2000

99.2     Order of the Bankruptcy Court entered June 9, 2000

99.3     Press Release issued June 15, 2000